UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2006
Encysive Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas (Address of principal executive offices)	77081 (Zip Code)
Registrant’s telephone number, including area code: 713-796-8822
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 10, 2006, a second purported class action complaint was filed in the United States District Court for the Southern District of Texas by Gustav R. Bastian, on behalf of himself and all other similarly situated investors against Encysive Pharmaceuticals Inc. (the “Company”), Bruce D. Given, M.D. (the Company’s President and Chief Executive Officer), Richard A.F. Dixon (the Company’s Senior Vice President, Research and Chief Scientific Officer) and Stephen L. Mueller (the Company’s former Vice President, Finance and Administration, Secretary and Treasurer). The complaint alleges violations of sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Securities and Exchange Commission Rule 10b-5, and focuses on statements that are claimed to be false and misleading regarding the Company’s drug sitaxsentan sodium. The plaintiff seeks unspecified damages on behalf of a purported class of purchasers of the Company’s securities during the period from February 19, 2004 through March 24, 2006.
On September 26, 2006, a similar complaint against the same defendants was filed by Massachusetts Laborers’ Annuity Fund. It is possible that additional complaints may be filed in the future. The Company expects that these individual lawsuits will be consolidated into a single civil action. The Company believes that the allegations in these cases are without merit and intends to defend all such litigation vigorously.
This current report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the filing of future lawsuits, the merits of lawsuits, defenses to the allegations contained in the lawsuits and the uncertainties of litigation, as well as more specific risks, trends and uncertainties facing Encysive such as those set forth in its reports on Forms 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Given these risks, trends and uncertainties, any or all of these forward looking statements may prove to be incorrect. Therefore you should not rely on any such forward looking statements. Furthermore, Encysive undertakes no duty to update or revise these forward-looking statements. The Private Securities Litigation Reform Act of 1995 permits this discussion.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCYSIVE PHARMACEUTICALS INC. (Registrant)
Date: October 11, 2006	/s/ Paul S. Manierre
Paul S. Manierre
Vice President and General Counsel